Exhibit 7.1


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                Michael F. Cronin
                           Certified Public Accountant
                                  687 Lee Road
                               Rochester, NY 14606



United States Securities & Exchange Commission
100 F Street, NE
Washington, DC 20549
                                                                     May 3, 2006


We have read the Indigo-Energy, Inc. (registrant) Form 8-K Item 4.02 (b) dated May 2, 2006 and agree with the statements made therein.



May 3, 2006


/s/ Michael F. Cronin
---------------------
Michael F. Cronin
Certified Public Accountant


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